UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2018

Date of reporting period:	November 1, 2017 — October 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Equity Fund

Annual report
10 | 31 | 18

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEQUX

Putnam
Global Equity
Fund

Annual report
10 | 31 | 18

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of many over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

December 11, 2018

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence, including a correction in October, as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Rest assured, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/18. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

2 Global Equity Fund

Shep, could you provide an overview of the global investing environment for the reporting period?

Stocks across world markets began the period against a backdrop of low volatility and synchronized economic growth. In the United States, unemployment dropped, wages increased, corporate profits grew, and the labor market tightened, all of which helped build investor confidence. However, inflationary concerns in the United States prompted the Federal Reserve to implement a series of interest-rate hikes, and stock market volatility picked up. In February and October of 2018, the U.S. stock market experienced corrections —which are declines of 10% or more from a recent high. Despite these setbacks, U.S. stocks finished the reporting period up 7.35%, as measured by the S&P 500 Index.

In contrast, international stocks weakened over the reporting period. Growth in Europe and China slowed, while concerns over a global trade war reduced investor appetite for non-U.S. stocks. By September 2018, the U.S.–China trade conflict had moved from rhetorical threats to the realization of billions of dollars in tariffs on imported goods. Another setback was

Global Equity Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Global Equity Fund

an economic and political crisis in Turkey that caused the lira to decline by more than 40% from January to August 2018. Investors feared a contagion across international markets given Europe’s exposure to emerging-market debt. A strengthening U.S. dollar also weighed on developing economies, especially those that carry significant dollar-denominated debt. For the reporting period, emerging markets, as measured by the MSCI Emerging Market Index [ND], recorded a loss of 12.52%, while international stocks in developed markets posted a loss of 6.85%, as measured by the MSCI EAFE Index [ND].

How did the fund perform in this environment?

For the 12-month reporting period, the fund’s class A shares returned –3.39%, underper-forming the fund’s benchmark, the MSCI World Index [ND], which returned 1.16%. The fund’s Lipper peer group, Global Multi-Cap Growth Funds, averaged –0.38% for the period.

What were some specific stocks that contributed to fund performance?

Our top contributor was an out-of-benchmark position in NRG Energy. The U.S.-based utility reported $80 million in cost savings and a turnaround to profitability in the first quarter of 2018. Improving fundamentals helped boost NRG’s share price by more than 50% over the period. Consumer discretionary stocks also performed well, including the fund’s holdings in Advance Auto Parts, a U.S. automotive parts retailer, as well as Shiseido, a Japanese beauty products manufacturer with a global client base. Broadly speaking, the fund also had an overweight position in energy stocks, which benefited from a climb in oil prices throughout most of the period.

What were some specific stocks that detracted from the fund’s performance?

A primary detractor to relative performance was the fund’s limited exposure to the so-called FAANG stocks — Facebook, Apple, Amazon, Netflix, and Google, now known as Alphabet. While our investments included Amazon and Alphabet, we avoided positions in Apple and Netflix. With Apple, we remained cautious that weakening emerging-market currencies would negatively impact sales of the firm’s latest product release in select markets, including China. With Netflix, we questioned whether international subscribers — the linchpin of future growth — would be as lucrative as those in the United States. We also were concerned about Netflix’s high leverage, considering the company’s off-balance-sheet liabilities.

Performance was also weakened by holdings in a few emerging markets, including those in Argentina, Taiwan, and South Korea. In general, stocks in Latin America struggled against headwinds such as declining currency valuations and political unrest, and the fund’s two holdings in Argentina were not immune. In Asia, the semiconductor industry came under pressure due to threats to the global supply chain, reduced demand for memory chips, and higher inventory levels. The fund’s holdings in Sino-American Silicon Products, a Taiwanese wafer manufacturer, and Samsung, a South Korean electronics and semiconductor conglomerate, dampened fund results. The fund’s benchmark does not include stocks from emerging-market countries.

As the fund enters a new fiscal year, what is your outlook?

We believe rising inflation will be a key potential risk for equities in the coming fiscal year. Unemployment has declined

Global Equity Fund 5

globally, especially in the United States. In mid-September, the number of Americans filing for unemployment benefits dropped to a 49-year low. Despite a solid U.S. economy, the benefit from corporate tax cuts, strong consumer confidence, and the potential for further government stimulus, risks appear to be increasing as inflation expectations are on the rise. From a corporate earnings standpoint, inflation could lead to higher operating and financing costs, and as a result, a narrowing of profit margins. We expect to see some softening in U.S. corporate earnings growth going forward.

Across the global equity landscape, most non-U.S. stock indices are now technically in bear markets, meaning their value has declined by 20% or more from recent highs. While heightened volatility can be challenging, we believe it also creates fertile ground for active stock picking. We are seeing more bargains across most sectors in the market today than we have seen in quite some time. In our view, prices of Japanese stocks have dropped to their lowest in roughly 20 years. We are also monitoring developments in a number of markets, with a focus on their vulnerability in a rising-interest-rate environment. Sectors of particular interest are consumer discretionary, industrials, and energy, which are likely to appreciate given an improving macroeconomic environment, in our view.

Thank you, Shep, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect on 10/1/18.

6 Global Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (7/1/94)
Before sales charge	7.69%	150.60%	9.62%	26.29%	4.78%	18.62%	5.86%	–3.39%
After sales charge	7.42	136.19	8.97	19.03	3.54	11.80	3.79	–8.94
Class B (7/1/94)
Before CDSC	7.46	136.10	8.97	21.59	3.99	15.93	5.05	–4.11
After CDSC	7.46	136.10	8.97	19.59	3.64	12.93	4.14	–8.90
Class C (2/1/99)
Before CDSC	7.39	132.39	8.80	21.55	3.98	15.97	5.06	–4.11
After CDSC	7.39	132.39	8.80	21.55	3.98	15.97	5.06	–5.07
Class M (7/3/95)
Before sales charge	7.19	138.48	9.08	23.08	4.24	16.78	5.31	–3.84
After sales charge	7.03	130.13	8.69	18.77	3.50	12.69	4.06	–7.20
Class R (1/21/03)
Net asset value	7.42	144.44	9.35	24.60	4.50	17.63	5.56	–3.62
Class R6 (7/2/12)
Net asset value	7.91	159.68	10.01	28.78	5.19	19.97	6.26	–3.04
Class Y (9/23/02)
Net asset value	7.86	157.10	9.90	27.88	5.04	19.51	6.12	–3.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Global Equity Fund 7

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 10/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
MSCI World Index (ND)	6.82%	159.91%	10.02%	38.98%	6.81%	25.67%	7.91%	1.16%
Lipper Global Multi-Cap
Growth category average*	6.92	171.31	10.28	38.91	6.66	24.78	7.58	–0.38

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/18, there were 234, 188, 172, 92, and 12 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $23,610 and $23,239, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $23,013. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $24,444, $25,968 and $25,710, respectively.

8 Global Equity Fund

Fund price and distribution information For the 12-month period ended 10/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
Number	1		—	—	—		1	1	1
Income	$0.049499		—	—	—		$0.019800	$0.102598	$0.082799
Capital gains	—		—	—	—		—	—	—
Return of capital*	0.005501		—	—	—		0.002200	0.011402	0.009201
Total	$0.055000		—	—	—		$0.022000	$0.114000	$0.092000
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
10/31/17	$15.29	$16.22	$13.63	$14.35	$14.59	$15.12	$15.16	$15.87	$15.81
10/31/18	14.72	15.62	13.07	13.76	14.03	14.54	14.59	15.28	15.23

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 48.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (7/1/94)
Before sales charge	8.16%	117.41%	8.08%	44.34%	7.62%	38.61%	11.50%	8.70%
After sales charge	7.90	104.91	7.44	36.04	6.35	30.64	9.32	2.45
Class B (7/1/94)
Before CDSC	7.94	104.60	7.42	38.97	6.80	35.49	10.65	7.90
After CDSC	7.94	104.60	7.42	36.97	6.49	32.49	9.83	2.90
Class C (2/1/99)
Before CDSC	7.87	101.78	7.27	39.04	6.81	35.48	10.65	7.86
After CDSC	7.87	101.78	7.27	39.04	6.81	35.48	10.65	6.86
Class M (7/3/95)
Before sales charge	7.66	106.71	7.53	40.78	7.08	36.48	10.92	8.15
After sales charge	7.50	99.48	7.15	35.85	6.32	31.70	9.61	4.37
Class R (1/21/03)
Net asset value	7.90	112.01	7.80	42.58	7.35	37.54	11.21	8.47
Class R6 (7/2/12)
Net asset value	8.38	125.24	8.46	47.26	8.05	40.23	11.93	9.10
Class Y (9/23/02)
Net asset value	8.34	122.94	8.35	46.09	7.88	39.57	11.75	8.98

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Global Equity Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/17	1.12%	1.87%	1.87%	1.62%	1.37%	0.72%	0.87%
Annualized expense ratio for the
six-month period ended 10/31/18*†	1.15%	1.90%	1.90%	1.65%	1.40%	0.76%	0.90%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.05% from annualizing the performance fee adjustment for the six months ended 10/31/18.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/18 to 10/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.58	$9.19	$9.20	$7.99	$6.78	$3.69	$4.37
Ending value (after expenses)	$923.50	$919.80	$920.40	$921.20	$922.30	$925.50	$924.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Global Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/18, use the following calculation method. To find the value of your investment on 5/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.85	$9.65	$9.65	$8.39	$7.12	$3.87	$4.58
Ending value (after expenses)	$1,019.41	$1,015.63	$1,015.63	$1,016.89	$1,018.15	$1,021.37	$1,020.67

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Equity Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to certain employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to

12 Global Equity Fund

non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2018, Putnam employees had approximately $475,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Equity Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Global Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2018. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements

Global Equity Fund 15

under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships

16 Global Equity Fund

with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however,

Global Equity Fund 17

the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address under-performance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Global Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	3rd
Five-year period	3rd

For the one-year period ended December 31, 2017, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2017, there were 188, 138 and 114 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

18 Global Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Equity Fund 19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Global Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Global Equity Fund (the “fund”), including the fund’s portfolio, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
December 11, 2018

20 Global Equity Fund

The fund’s portfolio 10/31/18

COMMON STOCKS (98.8%)*	Shares	Value
Aerospace and defense (1.9%)
L3 Technologies, Inc.	37,400	$7,086,178
Textron, Inc.	139,800	7,497,474
		14,583,652
Auto components (1.2%)
Pirelli & C SpA (Italy) †	1,232,272	9,063,892
		9,063,892
Banks (2.5%)
Bank of America Corp.	418,300	11,503,250
Bank of Ireland Group PLC (Ireland)	1,028,131	7,295,674
		18,798,924
Beverages (3.4%)
Asahi Group Holdings, Ltd. (Japan)	209,400	9,246,783
Coca-Cola Co. (The)	120,600	5,774,328
Pernod Ricard SA (France)	69,077	10,546,764
		25,567,875
Biotechnology (1.4%)
Alkermes PLC † S	97,800	3,993,174
Vertex Pharmaceuticals, Inc. †	40,100	6,795,346
		10,788,520
Building products (1.3%)
Assa Abloy AB Class B (Sweden)	183,470	3,658,914
Johnson Controls International PLC	201,300	6,435,561
		10,094,475
Capital markets (2.4%)
E*Trade Financial Corp. †	128,100	6,330,702
Edelweiss Financial Services, Ltd. (India)	1,655,004	3,640,710
KKR & Co., Inc. Class A	336,600	7,960,590
		17,932,002
Chemicals (1.0%)
Sherwin-Williams Co. (The)	20,200	7,948,094
		7,948,094
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $17) (Private)
(Germany) † F	13	11
New Middle East Other Assets GmbH (acquired 8/2/13, cost $7) (Private)
(Germany) † F	5	4
		15
Construction and engineering (0.8%)
Kyudenko Corp. (Japan)	173,200	6,279,820
		6,279,820
Construction materials (0.9%)
Summit Materials, Inc. Class A †	535,987	7,235,825
		7,235,825
Containers and packaging (2.5%)
Ball Corp.	314,600	14,094,080
SIG Combibloc Group AG (Switzerland) †	454,187	5,035,449
		19,129,529

Global Equity Fund 21

COMMON STOCKS (98.8%)* cont.	Shares	Value
Distributors (1.1%)
PALTAC Corp. (Japan)	163,400	$8,302,480
		8,302,480
Diversified financial services (2.2%)
Challenger, Ltd. (Australia)	1,215,355	8,857,496
Eurazeo SA (France)	112,514	8,226,189
		17,083,685
Electrical equipment (1.6%)
Eaton Corp. PLC	71,000	5,088,570
Emerson Electric Co.	108,100	7,337,828
		12,426,398
Entertainment (2.5%)
Activision Blizzard, Inc.	88,300	6,097,115
Live Nation Entertainment, Inc. †	153,800	8,043,740
Nintendo Co., Ltd. (Japan)	15,600	4,836,040
		18,976,895
Equity real estate investment trusts (REITs) (0.8%)
Hibernia REIT PLC (Ireland) R	3,679,206	5,792,483
		5,792,483
Food products (3.3%)
Associated British Foods PLC (United Kingdom)	217,370	6,629,320
Hershey Co. (The)	48,300	5,175,345
Nomad Foods, Ltd. (United Kingdom) †	709,379	13,549,139
		25,353,804
Health-care equipment and supplies (5.0%)
Becton Dickinson and Co. (BD)	71,200	16,411,600
Boston Scientific Corp. †	395,800	14,304,212
Danaher Corp.	76,400	7,594,160
		38,309,972
Health-care providers and services (1.0%)
Cigna Corp.	36,600	7,825,446
		7,825,446
Health-care technology (0.7%)
CompuGroup Medical SE (Germany)	91,265	5,168,567
		5,168,567
Hotels, restaurants, and leisure (3.3%)
Compass Group PLC (United Kingdom)	567,884	11,178,390
Dalata Hotel Group PLC (Ireland)	956,159	5,923,976
Hilton Worldwide Holdings, Inc.	109,717	7,808,559
		24,910,925
Household durables (1.1%)
HC Brillant Services GmbH (acquired 8/2/13, cost $17) (Private)
(Germany) † F	26	22
Lennar Corp. Class A	202,345	8,696,788
		8,696,810
Independent power and renewable electricity producers (4.2%)
NRG Energy, Inc.	891,081	32,248,222
		32,248,222
Industrial conglomerates (0.9%)
Toshiba Corp. (Japan) †	228,300	6,816,255
		6,816,255

22 Global Equity Fund

COMMON STOCKS (98.8%)* cont.	Shares	Value
Insurance (5.4%)
Assured Guaranty, Ltd.	562,775	$22,499,745
Fairfax Financial Holdings, Ltd. (Canada)	21,600	10,496,046
Prudential PLC (United Kingdom)	398,285	7,995,227
		40,991,018
Interactive media and services (3.0%)
Alphabet, Inc. Class C †	20,962	22,571,253
		22,571,253
Internet and direct marketing retail (2.2%)
Amazon.com, Inc. †	10,500	16,779,105
Global Fashion Group SA (acquired 8/2/13, cost $855,718) (Private)
(Luxembourg) † F	20,200	183,963
		16,963,068
IT Services (4.6%)
DXC Technology Co.	140,600	10,239,898
First Data Corp. Class A †	380,500	7,130,570
GoDaddy, Inc. Class A †	111,300	8,143,821
Visa, Inc. Class A	72,200	9,952,770
		35,467,059
Leisure products (1.2%)
Universal Entertainment Corp. (Japan) † S	290,200	8,895,651
		8,895,651
Machinery (0.7%)
KION Group AG (Germany)	93,512	5,475,878
		5,475,878
Metals and mining (0.7%)
Alcoa Corp. †	152,900	5,349,971
		5,349,971
Oil, gas, and consumable fuels (10.1%)
Cenovus Energy, Inc. (Canada)	1,840,180	15,571,883
Cheniere Energy, Inc. †	125,988	7,610,935
ConocoPhillips	111,900	7,821,810
Enterprise Products Partners LP	269,329	7,223,404
Kinder Morgan, Inc.	671,000	11,420,420
Pioneer Natural Resources Co.	45,100	6,641,877
Seven Generations Energy, Ltd. Class A (Canada) †	811,400	8,696,763
Suncor Energy, Inc. (Canada)	357,624	11,996,411
		76,983,503
Personal products (3.4%)
Shiseido Co., Ltd. (Japan)	136,700	8,598,711
Unilever NV ADR (Netherlands)	320,737	17,265,019
		25,863,730
Pharmaceuticals (2.4%)
AstraZeneca PLC (United Kingdom)	72,522	5,552,589
Bayer AG (Germany)	87,702	6,732,974
Jazz Pharmaceuticals PLC †	37,400	5,939,868
		18,225,431
Real estate management and development (2.9%)
Kennedy-Wilson Holdings, Inc.	482,935	9,166,106
Open House Co., Ltd. (Japan)	161,400	6,392,177
Realogy Holdings Corp. S	347,600	6,628,732
		22,187,015

Global Equity Fund 23

COMMON STOCKS (98.8%)* cont.	Shares	Value
Road and rail (2.1%)
Norfolk Southern Corp.	95,000	$15,943,850
		15,943,850
Semiconductors and semiconductor equipment (3.0%)
NXP Semiconductors NV	93,400	7,004,066
SCREEN Holdings Co., Ltd. (Japan)	154,600	8,589,627
Sino-American Silicon Products, Inc. (Taiwan)	3,761,000	7,088,903
		22,682,596
Software (4.2%)
Adobe, Inc. †	21,700	5,332,992
Instructure, Inc. † S	261,400	9,760,676
RealPage, Inc. †	133,900	7,096,700
ServiceNow, Inc. † S	56,200	10,174,448
		32,364,816
Specialty retail (2.6%)
Advance Auto Parts, Inc.	79,600	12,716,896
Lowe’s Cos., Inc.	73,300	6,979,626
		19,696,522
Technology hardware, storage, and peripherals (0.7%)
Samsung Electronics Co., Ltd. (South Korea)	147,405	5,512,892
		5,512,892
Thrifts and mortgage finance (1.0%)
Radian Group, Inc.	416,200	7,986,878
		7,986,878
Trading companies and distributors (1.6%)
Ashtead Group PLC (United Kingdom)	194,786	4,818,920
Yellow Cake PLC (United Kingdom) †	2,437,878	7,416,309
		12,235,229
Total common stocks (cost $771,278,785)		$754,730,925

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value
Global Fashion Group SA 0.00% cv. pfd. (acquired 7/11/16, cost $103,080)
(Luxembourg) (Private) † F	15,684	$145,692
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$3,653,997) (Private) † F	108,051	4,322,040
Total convertible preferred stocks (cost $3,757,102)		$4,467,732

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.3%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Nov-18/$270.00	$149,167,197	$551,185	$2,404,073
Total purchased options outstanding (cost $2,480,333)				$2,404,073

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (0.0%)*	amount	Value
U.S. Government Agency Mortgage Obligations (—%)
Federal National Mortgage Association Pass-Through Certificates
6.03%, 12/1/42 [i]	$144,297	$149,615
Total U.S. government and agency mortgage obligations (cost $149,615)		$149,615

24 Global Equity Fund

	Principal
U.S. TREASURY OBLIGATIONS (0.0%)*	amount	Value
U.S. Treasury Notes
2.25%, 11/15/25 [i]	$142,000	$135,999
1.625%, 6/30/19 [i]	110,000	109,909
Total U.S. treasury obligations (cost $245,908)		$245,908

	Principal amount/
SHORT-TERM INVESTMENTS (4.0%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.36% [d]	Shares	27,708,437	$27,708,437
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.09% P	Shares	1,700,000	1,700,000
U.S. Treasury Bills 2.022%, 11/15/18		$434,000	433,643
U.S. Treasury Bills 2.158%, 12/13/18		132,000	131,670
U.S. Treasury Bills 2.197%, 11/1/18		112,000	112,000
U.S. Treasury Bills 2.159%, 12/6/18		93,000	92,807
Total short-term investments (cost $30,178,578)			$30,178,557

TOTAL INVESTMENTS
Total investments (cost $808,090,321)			$792,176,810

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2017 through October 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures .

* Percentages indicated are based on net assets of $763,829,265.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $4,651,732, or 0.6% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $352,538 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

Global Equity Fund 25

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,120,522 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	62.3%	Italy	1.2%
Japan	8.9	Australia	1.2
United Kingdom	7.5	Taiwan	0.9
Canada	6.1	South Korea	0.7
Ireland	2.5	Switzerland	0.6
France	2.5	Sweden	0.5
Germany	2.3	India	0.5
Netherlands	2.3	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/18 (aggregate face value $117,622,488)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Sell	1/16/19	$13,538	$13,428	$(110)
	British Pound	Sell	12/19/18	2,671,715	2,715,848	44,133
	Canadian Dollar	Sell	1/16/19	10,921,054	11,246,132	325,078
	Euro	Sell	12/19/18	3,748,748	3,742,781	(5,967)
	Hong Kong Dollar	Buy	11/19/18	124,601	124,697	(96)
	Japanese Yen	Buy	11/19/18	168,205	171,795	(3,590)
Barclays Bank PLC
	Australian Dollar	Buy	1/16/19	52,804	53,554	(750)
	British Pound	Buy	12/19/18	231,783	236,344	(4,561)
	Hong Kong Dollar	Buy	11/19/18	9,315,029	9,321,316	(6,287)
	Japanese Yen	Buy	11/19/18	125,920	127,967	(2,047)
	Swiss Franc	Buy	12/19/18	6,056,920	6,304,450	(247,530)
Citibank, N.A.
	British Pound	Sell	12/19/18	4,104,052	4,200,386	96,334
	Canadian Dollar	Sell	1/16/19	6,350,098	6,539,428	189,330
	Danish Krone	Buy	12/19/18	5,869,485	6,051,698	(182,213)
	Euro	Sell	12/19/18	1,850,943	1,873,072	22,129
	Japanese Yen	Buy	11/19/18	468,800	475,640	(6,840)
	Swedish Krona	Buy	12/19/18	36,169	36,642	(473)
Goldman Sachs International
	British Pound	Sell	12/19/18	2,269,394	2,341,916	72,522
	Canadian Dollar	Sell	1/16/19	1,279,119	1,317,045	37,926
	Chinese Yuan (Offshore)	Buy	11/19/18	162,265	21,112	141,153

26 Global Equity Fund

FORWARD CURRENCY CONTRACTS at 10/31/18 (aggregate face value $117,622,488) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Goldman Sachs International cont.
	Euro	Sell	12/19/18	$603,408	$618,865	$15,457
	Japanese Yen	Buy	11/19/18	45,838	35,994	9,844
	New Taiwan Dollar	Sell	11/19/18	6,716,718	6,756,670	39,952
	HSBC Bank USA, National Association
	Euro	Sell	12/19/18	56,758	58,058	1,300
	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/16/19	143,953	146,016	(2,063)
	British Pound	Buy	12/19/18	93,148	93,468	(320)
	Canadian Dollar	Buy	1/16/19	3,036,120	3,090,644	(54,524)
	Euro	Buy	12/19/18	160,037	163,413	(3,376)
	Japanese Yen	Buy	11/19/18	752,819	751,911	908
	Norwegian Krone	Buy	12/19/18	1,926,241	1,935,361	(9,120)
	Singapore Dollar	Buy	11/19/18	3,791,716	3,863,491	(71,775)
	South Korean Won	Sell	11/19/18	5,663,616	5,708,851	45,235
	Swedish Krona	Buy	12/19/18	2,973,034	3,011,068	(38,034)
	Swiss Franc	Buy	12/19/18	10,905,949	11,534,036	(628,087)
	State Street Bank and Trust Co.
	Australian Dollar	Buy	1/16/19	352,617	357,621	(5,004)
	Canadian Dollar	Buy	1/16/19	51,508	49,493	2,015
	Israeli Shekel	Buy	1/16/19	1,812,088	1,850,362	(38,274)
	Japanese Yen	Sell	11/19/18	3,977,239	4,071,075	93,836
UBS AG
	Australian Dollar	Buy	1/16/19	7,860,283	8,006,572	(146,289)
	WestPac Banking Corp.
	Canadian Dollar	Sell	1/16/19	5,980,483	6,119,588	139,105
	Euro	Buy	12/19/18	2,411,810	2,484,680	(72,870)
	Unrealized appreciation					1,276,257
	Unrealized (depreciation)					(1,530,200)
Total						$(253,943)

* The exchange currency for all contracts listed is the United States Dollar.

WRITTEN OPTIONS OUTSTANDING at 10/31/18 (premiums $1,609,460)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Nov-18/$260.00	$149,167,197	$551,185	$945,585
Total				$945,585

Global Equity Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Communication services	$41,548,148	$—	$—
Consumer discretionary	96,345,363	—	183,985
Consumer staples	76,785,409	—	—
Energy	76,983,503	—	—
Financials	102,792,507	—	—
Health care	80,317,936	—	—
Industrials	83,855,557	—	15
Information technology	96,027,363	—	—
Materials	39,663,419	—	—
Real estate	27,979,498	—	—
Utilities	32,248,222	—	—
Total common stocks	754,546,925	—	184,000
Convertible preferred stocks	—	—	4,467,732
Purchased options outstanding	—	2,404,073	—
U.S. government and agency mortgage obligations	—	149,615	—
U.S. treasury obligations	—	245,908	—
Short-term investments	1,700,000	28,478,557	—
Totals by level	$756,246,925	$31,278,153	$4,651,732

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(253,943)	$—
Written options outstanding	—	(945,585)	—
Totals by level	$—	$(1,199,528)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28 Global Equity Fund

Statement of assets and liabilities 10/31/18

ASSETS
Investment in securities, at value, including $27,798,871 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $780,381,884)	$764,468,373
Affiliated issuers (identified cost $27,708,437) (Notes 1 and 5)	27,708,437
Foreign currency (cost $261,440) (Note 1)	261,767
Dividends, interest and other receivables	1,417,951
Receivable for shares of the fund sold	198,086
Receivable for investments sold	5,354,439
Unrealized appreciation on forward currency contracts (Note 1)	1,276,257
Prepaid assets	34,932
Total assets	800,720,242

LIABILITIES
Payable to custodian	1,657,929
Payable for investments purchased	145,611
Payable for shares of the fund repurchased	1,370,494
Payable for compensation of Manager (Note 2)	430,283
Payable for custodian fees (Note 2)	40,403
Payable for investor servicing fees (Note 2)	122,780
Payable for Trustee compensation and expenses (Note 2)	527,872
Payable for administrative services (Note 2)	1,663
Payable for distribution fees (Note 2)	175,579
Unrealized depreciation on forward currency contracts (Note 1)	1,530,200
Written options outstanding, at value (premiums $1,609,460) (Note 1)	945,585
Collateral on securities loaned, at value (Note 1)	27,708,437
Collateral on certain derivative contracts, at value (Notes 1 and 8)	2,095,523
Other accrued expenses	138,618
Total liabilities	36,890,977

Net assets	$763,829,265

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$796,861,201
Total distributable earnings (Note 1)	(33,031,936)
Total — Representing net assets applicable to capital shares outstanding	$763,829,265

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($685,082,374 divided by 46,554,715 shares)	$14.72
Offering price per class A share (100/94.25 of $14.72)*	$15.62
Net asset value and offering price per class B share ($7,103,021 divided by 543,360 shares)**	$13.07
Net asset value and offering price per class C share ($10,942,333 divided by 795,442 shares)**	$13.76
Net asset value and redemption price per class M share ($9,458,033 divided by 674,364 shares)	$14.03
Offering price per class M share (100/96.50 of $14.03)*	$14.54
Net asset value, offering price and redemption price per class R share
($282,414 divided by 19,354 shares)	$14.59
Net asset value, offering price and redemption price per class R6 share
($17,635,880 divided by 1,154,196 shares)	$15.28
Net asset value, offering price and redemption price per class Y share
($33,325,210 divided by 2,188,655 shares)	$15.23

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 29

Statement of operations Year ended 10/31/18

INVESTMENT INCOME
Dividends (net of foreign tax of $606,630)	$11,142,276
Interest (including interest income of $333,211 from investments in affiliated issuers) (Note 5)	361,555
Securities lending (net of expenses) (Notes 1 and 5)	86,795
Total investment income	11,590,626

EXPENSES
Compensation of Manager (Note 2)	5,649,480
Investor servicing fees (Note 2)	1,613,770
Custodian fees (Note 2)	102,334
Trustee compensation and expenses (Note 2)	34,553
Distribution fees (Note 2)	2,276,166
Administrative services (Note 2)	24,805
Other	392,502
Total expenses	10,093,610
Expense reduction (Note 2)	(57,344)
Net expenses	10,036,266

Net investment income	1,554,360

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(15,754,957)
Foreign currency transactions (Note 1)	(124,166)
Forward currency contracts (Note 1)	(4,255,408)
Swap contracts (Note 1)	(1,047,141)
Total net realized loss	(21,181,672)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(7,868,152)
Assets and liabilities in foreign currencies	(27,672)
Forward currency contracts	1,381,546
Written options	663,875
Total change in net unrealized depreciation	(5,850,403)

Net loss on investments	(27,032,075)

Net decrease in net assets resulting from operations	$(25,477,715)

The accompanying notes are an integral part of these financial statements.

30 Global Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/18	Year ended 10/31/17
Operations
Net investment income	$1,554,360	$3,567,686
Net realized gain (loss) on investments
and foreign currency transactions	(21,181,672)	199,606,141
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(5,850,403)	(24,107,270)
Net increase (decrease) in net assets resulting
from operations	(25,477,715)	179,066,557
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,377,802)	(10,330,580)
Class B	—	(93,589)
Class C	—	(163,687)
Class M	—	(111,346)
Class R	(714)	(5,125)
Class R6	(108,036)	(219,030)
Class Y	(179,384)	(523,299)
From return of capital
Class A	(264,242)	—
Class B	—	—
Class C	—	—
Class M	—	—
Class R	(79)	—
Class R6	(12,006)	—
Class Y	(19,935)	—
Increase in capital from settlement payments	—	24,292
Decrease from capital share transactions (Note 4)	(43,480,073)	(76,056,988)
Total increase (decrease) in net assets	(71,919,986)	91,587,205

NET ASSETS
Beginning of year	835,749,251	744,162,046
End of year (Note 1)	$763,829,265	$835,749,251

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From net	From		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	return of	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	capital	distributions	ments	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class A
October 31, 2018	$15.29	.03	(.54)	(.51)	(.05)	(.01)	(.06)	—	$14.72	(3.39)	$685,082	1.15	.19	60
October 31, 2017	12.34	.06	3.09	3.15	(.20)	—	(.20)	—[d,e]	15.29	25.87	744,923	1.12	.48	220
October 31, 2016	12.72	.10	(.41)	(.31)	(.07)	—	(.07)	—	12.34	(2.45)	665,085	1.16[f]	.79[f]	48
October 31, 2015	12.85	.05	(.10)	(.05)	(.08)	—	(.08)	—	12.72	(.43)	761,328	1.23	.40	61
October 31, 2014	12.07	.08	.75	.83	(.05)	—	(.05)	—[d,g]	12.85	6.92	820,387	1.27	.66	80
Class B
October 31, 2018	$13.63	(.08)	(.48)	(.56)	—	—	—	—	$13.07	(4.11)	$7,103	1.90	(.55)	60
October 31, 2017	11.02	(.03)	2.74	2.71	(.10)	—	(.10)	—[d,e]	13.63	24.84	9,541	1.87	(.26)	220
October 31, 2016	11.38	.01	(.37)	(.36)	—	—	—	—	11.02	(3.16)	10,467	1.91[f]	.05[f]	48
October 31, 2015	11.52	(.04)	(.10)	(.14)	—	—	—	—	11.38	(1.22)	13,857	1.98	(.34)	61
October 31, 2014	10.85	(.01)	.68	.67	—	—	—	—[d,g]	11.52	6.18	17,031	2.02	(.07)	80
Class C
October 31, 2018	$14.35	(.08)	(.51)	(.59)	—	—	—	—	$13.76	(4.11)	$10,942	1.90	(.54)	60
October 31, 2017	11.59	(.03)	2.90	2.87	(.11)	—	(.11)	—[d,e]	14.35	24.94	19,322	1.87	(.27)	220
October 31, 2016	11.98	—[d]	(.38)	(.38)	(.01)	—	(.01)	—	11.59	(3.20)	18,589	1.91[f]	.04[f]	48
October 31, 2015	12.12	(.04)	(.10)	(.14)	—	—	—	—	11.98	(1.16)	17,265	1.98	(.35)	61
October 31, 2014	11.43	(.01)	.70	.69	—	—	—	—[d,g]	12.12	6.04	17,675	2.02	(.11)	80
Class M
October 31, 2018	$14.59	(.05)	(.51)	(.56)	—	—	—	—	$14.03	(3.84)	$9,458	1.65	(.31)	60
October 31, 2017	11.79	—[d]	2.94	2.94	(.14)	—	(.14)	—[d,e]	14.59	25.19	10,441	1.62	(.02)	220
October 31, 2016	12.16	.03	(.39)	(.36)	(.01)	—	(.01)	—	11.79	(2.99)	9,603	1.66[f]	.29[f]	48
October 31, 2015	12.28	(.01)	(.10)	(.11)	(.01)	—	(.01)	—	12.16	(.87)	10,907	1.73	(.10)	61
October 31, 2014	11.55	.02	.71	.73	—	—	—	—[d,g]	12.28	6.32	11,846	1.77	.16	80
Class R
October 31, 2018	$15.16	(.01)	(.54)	(.55)	(.02)	—[d]	(.02)	—	$14.59	(3.62)	$282	1.40	(.08)	60
October 31, 2017	12.22	.03	3.06	3.09	(.15)	—	(.15)	—[d,e]	15.16	25.55	571	1.37	.22	220
October 31, 2016	12.57	.07	(.42)	(.35)	—	—	—	—	12.22	(2.78)	498	1.41[f]	.56[f]	48
October 31, 2015	12.70	.02	(.10)	(.08)	(.05)	—	(.05)	—	12.57	(.65)	590	1.48	.18	61
October 31, 2014	11.94	.05	.74	.79	(.03)	—	(.03)	—[d,g]	12.70	6.62	1,361	1.52	.43	80
Class R6
October 31, 2018	$15.87	.09	(.57)	(.48)	(.10)	(.01)	(.11)	—	$15.28	(3.04)	$17,636.76		.57	60
October 31, 2017	12.80	.12	3.20	3.32	(.25)	—	(.25)	—[d,e]	15.87	26.40	16,773.72		.88	220
October 31, 2016	13.20	.15	(.43)	(.28)	(.12)	—	(.12)	—	12.80	(2.11)	11,433	.75[f]	1.19[f]	48
October 31, 2015	13.33	.11	(.11)	—[d]	(.13)	—	(.13)	—	13.20	(.01)	12,062.84		.78	61
October 31, 2014	12.52	.14	.78	.92	(.11)	—	(.11)	—[d,g]	13.33	7.36	10,365.86		1.06	80

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Global Equity Fund	Global Equity Fund 33

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From net	From		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	return of	Total	reimburse	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	capital	distributions	ments	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class Y
October 31, 2018	$15.81	.07	(.56)	(.49)	(.08)	(.01)	(.09)	—	$15.23	(3.12)	$33,325.90		.44	60
October 31, 2017	12.76	.10	3.18	3.28	(.23)	—	(.23)	—[d,e]	15.81	26.13	34,179.87		.72	220
October 31, 2016	13.15	.13	(.42)	(.29)	(.10)	—	(.10)	—	12.76	(2.20)	28,487	.91[f]	1.03[f]	48
October 31, 2015	13.28	.09	(.11)	(.02)	(.11)	—	(.11)	—	13.15	(.17)	31,117.98		.66	61
October 31, 2014	12.47	.12	.77	.89	(.08)	—	(.08)	—[d,g]	13.28	7.19	35,398	1.02	.90	80

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Haidar Capital Management/Haidar Capital Advisors, which amounted to less than $0.01 per share outstanding on February 15, 2017.

f Reflects a voluntary waiver of certain fund expenses in effect during the period . As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets (Note 2).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Morgan Stanley and Co. which amounted to less than $0.01 per share outstanding on November 27, 2013.

The accompanying notes are an integral part of these financial statements.

34 Global Equity Fund	Global Equity Fund 35

Notes to financial statements 10/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2017 through October 31, 2018.

Putnam Global Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

36 Global Equity Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Global Equity Fund 37

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

38 Global Equity Fund

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $407,464 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $352,538 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $27,708,437 and the value of securities loaned amounted to $27,798,871.

Global Equity Fund 39

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$4,910,483	$10,541,527	$15,452,010

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on passive foreign investment companies, from unrealized gains and losses on passive foreign investment companies, from net operating loss, and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,178,811 to decrease undistributed net investment income, $777,670 to decrease paid-in capital and $3,956,481 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses

40 Global Equity Fund

that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$66,152,902
Unrealized depreciation	(83,728,255)
Net unrealized depreciation	(17,575,353)
Capital loss carryforward	(15,452,010)
Cost for federal income tax purposes	$808,552,635

For the fiscal year ended October 31, 2017, the fund had undistributed net investment income of $4,323,912.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.692% of the fund’s average net assets before a decrease of $365,634 (0.042% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

Global Equity Fund 41

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,469,424	Class R	671
Class B	16,721	Class R6	9,030
Class C	29,639	Class Y	68,376
Class M	19,909	Total	$1,613,770

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5,757 under the expense offset arrangements and by $51,587 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $614, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services

42 Global Equity Fund

provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,949,127
Class B	1.00%	1.00%	88,732
Class C	1.00%	1.00%	157,310
Class M	1.00%	0.75%	79,211
Class R	1.00%	0.50%	1,786
Total			$2,276,166

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $39,833 and $555 from the sale of class A and class M shares, respectively, and received $2,944 and $135 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $62 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$508,758,244	$554,183,147
U.S. government securities (Long-term)	—	—
Total	$508,758,244	$554,183,147

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	5,444,175	$86,817,653	1,023,655	$13,823,395
Shares issued in connection with
reinvestment of distributions	157,952	2,471,904	780,258	9,651,794
	5,602,127	89,289,557	1,803,913	23,475,189
Shares repurchased	(7,777,451)	(123,443,059)	(6,976,810)	(93,235,264)
Net decrease	(2,175,324)	$(34,153,502)	(5,172,897)	$(69,760,075)

Global Equity Fund 43

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	26,800	$377,860	33,718	$394,138
Shares issued in connection with
reinvestment of distributions	—	—	8,095	89,853
	26,800	377,860	41,813	483,991
Shares repurchased	(183,291)	(2,608,575)	(292,063)	(3,502,760)
Net decrease	(156,491)	$(2,230,715)	(250,250)	$(3,018,769)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	142,653	$2,126,798	88,726	$1,145,623
Shares issued in connection with
reinvestment of distributions	—	—	13,423	156,776
	142,653	2,126,798	102,149	1,302,399
Shares repurchased	(693,869)	(10,328,982)	(359,383)	(4,530,431)
Net decrease	(551,216)	$(8,202,184)	(257,234)	$(3,228,032)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	27,203	$416,128	23,101	$287,322
Shares issued in connection with
reinvestment of distributions	—	—	9,189	108,893
	27,203	416,128	32,290	396,215
Shares repurchased	(68,389)	(1,044,922)	(131,475)	(1,704,484)
Net decrease	(41,186)	$(628,794)	(99,185)	$(1,308,269)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	4,101	$64,753	4,067	$55,087
Shares issued in connection with
reinvestment of distributions	50	776	411	5,057
	4,151	65,529	4,478	60,144
Shares repurchased	(22,424)	(367,425)	(7,553)	(95,632)
Net decrease	(18,273)	$(301,896)	(3,075)	$(35,488)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	211,765	$3,493,693	273,525	$3,687,417
Shares issued in connection with
reinvestment of distributions	7,410	120,042	17,125	219,030
	219,175	3,613,735	290,650	3,906,447
Shares repurchased	(122,124)	(2,033,521)	(126,732)	(1,754,318)
Net increase	97,051	$1,580,214	163,918	$2,152,129

44 Global Equity Fund

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	661,012	$10,872,516	771,761	$10,681,516
Shares issued in connection with
reinvestment of distributions	11,506	185,929	38,525	491,577
	672,518	11,058,445	810,286	11,173,093
Shares repurchased	(645,453)	(10,601,641)	(881,794)	(12,031,577)
Net increase (decrease)	27,065	$456,804	(71,508)	$(858,484)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/17	cost	proceeds	income	of 10/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$43,598,936	$181,274,051	$197,164,550	$412,713	$27,708,437
Putnam Short Term
Investment Fund**	11,908,469	292,565,444	304,473,913	333,211	—
Total Short-term
investments	$55,507,405	$473,839,495	$501,638,463	$745,924	$27,708,437

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$250,000
Written equity option contracts (contract amount)	$250,000
Forward currency contracts (contract amount)	$203,100,000
OTC total return swap contracts (notional)	$5,400,000

Global Equity Fund 45

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$1,276,257	Payables	$1,530,200
Equity contracts	Investments	2,404,073	Payables	945,585
Total		$3,680,330		$2,475,785

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total
Foreign exchange contracts	$(4,255,408)	$—	$(4,255,408)
Equity contracts	—	(1,047,141)	$(1,047,141)
Total	$(4,255,408)	$(1,047,141)	$(5,302,549)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$1,381,546	$1,381,546
Equity contracts	587,615	—	$587,615
Total	$587,615	$1,381,546	$1,969,161

46 Global Equity Fund

This page left blank intentionally.

Global Equity Fund 47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts #	$369,211	$—	$307,793	$316,854	$1,300	$46,143	$95,851	$—	$139,105	$1,276,257
Purchased options **#	—	—	—	—	—	2,404,073	—	—	—	2,404,073
Total Assets	$369,211	$—	$307,793	$316,854	$1,300	$2,450,216	$95,851	$—	$139,105	$3,680,330
Liabilities:
Forward currency contracts #	9,763	261,175	189,526	—	—	807,299	43,278	146,289	72,870	1,530,200
Written options #	—	—	—	—	—	945,585	—	—	—	945,585
Total Liabilities	$9,763	$261,175	$189,526	$—	$—	$1,752,884	$43,278	$146,289	$72,870	$2,475,785
Total Financial and Derivative
Net Assets	$359,448	$(261,175)	$118,267	$316,854	$1,300	$697,332	$52,573	$(146,289)	$66,235	$1,204,545
Total collateral received (pledged)†##	$285,614	$(252,548)	$118,267	$310,000	$—	$697,332	$52,573	$(99,990)	$—
Net amount	$73,834	$(8,627)	$—	$6,854	$1,300	$—	$—	$(46,299)	$66,235
Controlled collateral received (including
TBA commitments)**	$285,614	$—	$120,000	$310,000	$—	$1,270,000	$109,909	$—	$—	$2,095,523
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$(252,548)	$—	$—	$—	$—	$—	$(99,990)	$—	$(352,538)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $93,902 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

48 Global Equity Fund	Global Equity Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

50 Global Equity Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Equity Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

52 Global Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Compliance Officer
KPMG LLP

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1- 800 -225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN006 313926 12/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2018	$50,312	$ —	$5,485	$ —
October 31, 2017	$48,763	$ —	$5,325	$ —

For the fiscal years ended October 31, 2018 and October 31, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,485 and $5,325 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2018	$ —	$ —	$ —	$ —

October 31, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2018